UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: January 31, 2007

DIATOM CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-28429 (Commission File Number)	68-0423301 (IRS Employer Identification Number)

Robert Fisher, Chief Executive Officer
145-925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2
(Address of principal executive offices)

(604) 669-4771
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01           CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

(a)     On January 31, 2007, Diatom Corporation (the “Company”) received notice of Chisholm Bierwolf & Nilson, LLC’s (“Chisholm”) decision to resign as the Company’s independent registered public accounting firm.

The reports of Chisholm on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2005 and 2004, and through January 31, 2007, there were no disagreements with Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm, would have caused Chisholm to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such periods.

The Company has requested that Chisholm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 1, 2007 is filed herewith as Exhibit 16.

(b)     On January 31, 2007, upon the authorization and approval of the board of directors, the Company engaged Williams & Webster, P.S. (“Williams”) as its independent registered public accounting firm.

No consultations occurred between the Company and Williams during the years ended December 31, 2005 and 2004 and through January 31, 2007 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

EXHIBIT PAGE

NO.         NO.          DESCRIPTION

16            4               Letter from Chisholm to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Diatom Corporation                                                       Date

By: /s/ Robert Fisher                                                         February 1, 2007

Name: Robert Fisher

Title: Chief Executive Officer

EXHIBIT 16

   CHISHOLM, BIERWOLF & NILSON

   Certified Public Accountants

A Limited Liability                                                   533 W. 2600 S., Suite 250                 Office (801) 292-8756

Partnership                                                                Bountiful, Utah 84010                          Fax (801) 292-8809

February 1, 2007

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE: Diatom Corporation

We have read the statements that we understand Diatom Corporation will include under Item 4.01 of Form 8-K it will file regarding its change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

Yours truly,

/s/ Chisholm Bierwolf & Nilson

Chisholm, Bierwolf & Nilson, LLC